PAYDEN FUNDS

Payden Absolute Return Bond Fund – SI Class

Prospectus Supplement dated December 1, 2018 to the Prospectus dated February 29, 2018

This Supplement provides new and additional information and should be read in conjunction with the Prospectus referred to above.

Effective immediately, the following replaces the corresponding information in the SI Prospectus and Summary Prospectus for the SI Class of the Payden Absolute Return Bond Fund under the section entitled “Fees and Expenses”:

FEES AND EXPENSES:

The following table shows the fees and expenses you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.50%
Other Expenses	0.40%

Total Annual Fund Operating Expenses	0.90%
Fee Waiver or Expense Reimbursement[1]	0.43%

Total Annual Fund Operating Expenses After Fee Waiver or Expense Reimbursement	0.47%

[1]

Payden & Rygel (“Payden”) has contractually agreed to waive its investment advisory fee or reimburse Fund expenses to the extent that the Total Annual Fund Operating Expenses After Fee Waiver or Expense Reimbursement (excluding Acquired Fund Fees and Expenses, interest, taxes and extraordinary expenses) exceed 0.47%. This agreement has one-year term ending February 28, 2020; it may be renewed and may be amended by approval of a majority of the Fund’s Board of Trustees.

Example of Fund Expenses: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that operating expenses remain the same (taking into account the contractual fee waiver or expense reimbursement for the first year). Although your actual expenses may be higher or lower, based on these assumptions your expenses would be:

1 Year	3 Years	5 Years	10 Years
$48	$244	$456	$1,068